UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   October 12, 2005

Medicsight, Inc

(Exact name of registrant as specified in its charter)

Delaware	0-26886	13-4148725
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

46 Berkeley Square, London, United Kingdom		W1J 5AT
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code   011-44-20-7598-4070

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.                                    Other Events

On October 12, 2005 Medicsight PLC, Medicsight, Inc’s majority owned subsidiary,  and Viatronix, Inc., a leading innovator and developer of diagnostic 3D imaging software, announced the signing of a non-exclusive partnership agreement to incorporate Medicsight’s Computer Aided Detection (“CAD”) products, Medicsight ColonCAD Application Programming Interface (“API”) and Medicsight LungCAD API, into Viatronix’s V3D Medical Imaging Workstations.

The press release, dated October 12, 2005, announcing the global partnership agreement is filed as Exhibit 99.1 to this report on Form 8-K and is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MEDICSIGHT, INC.
	By:	/s/ Paul Gothard
Paul Gothard
Chief Financial Officer
Date: October 12, 2005

Exhibit Index

Exhibit No.	Description

EX 99.1	Press release dated October 12, 2005 announcing partnership agreement between Medicsight and Viatronix, Inc